ARKONA, INC.
                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as December 19, 2006 by and between Arkona, Inc., a Delaware corporation (the "Company"), and Leland H. Boardman, an individual (the "Investor"). In consideration of the mutual covenants set forth herein, and other good and valuable consideration, the Company and Investor hereby agree as follows:

1.   Purchase of Securities
     ----------------------

     1.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, the Investor shall purchase, and the Company shall sell and issue to the Investor, at the Closing (as defined below), 84,745 shares of common stock of the Company (the "Shares"). The purchase price for the Shares shall be $0.59 per Share, and the aggregate purchase price for the Shares shall be $50,000 (the "Purchase Price").

     1.2 Closing/Expiration of Offer. The closing (the "Closing") of the purchase and sale of the Shares shall take place on a an agreed upon date within three business days of the date hereof at the offices of Arkona, Inc. at 10757 South River Front Parkway, #400, South Jordan, Utah 84095. At the Closing, the Company shall deliver to the Investor a stock certificate representing the Shares and an executed counterpart of this Agreement against delivery to the Company by the Investor of the Purchase Price and an executed counterpart of this Agreement.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as of the date of this Agreement (or, if a different date is stated in such representation and warranty as of such date) as follows:

     2.1 Due Authorization. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance) and delivery of the Shares has been taken or will be taken prior to Closing, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its respective terms subject to applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights, and rules of law governing specific performance.

     2.2 Corporate Organization and Other Related Matters. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to carry on its business as such business is now being conducted and to own the properties and assets it now owns. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. The Company has full corporate power and authority to enter into this Agreement, to issue the Shares and to consummate the transactions contemplated hereby

     2.3 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for (i) qualifications or filings under the Securities Act of 1933, as amended (the "Securities Act"), and the regulations thereunder and (iii) qualification or filings required under all other applicable federal and state securities laws and stock exchange or stock quotation service regulations as may be required in connection with the transactions contemplated by this Agreement.

     2.4 Valid Issuance of Shares. When issued, sold and delivered in accordance with the terms hereof, the Shares will be duly and validly issued, fully-paid and nonassessable.

3.   Representations and Warranties of the Investor.
     -----------------------------------------------

     The Investor hereby represents and warrants to the Company that:

     3.1 Authorization. This Agreement constitutes the Investor's valid and legally binding obligation, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights, and rules of law governing specific performance, and the Investor has full power and authority to enter into this Agreement.

     3.2 Representations Not Made by Company. The Investor represents and affirms that none of the following information has ever been represented, guaranteed or warranted to the Investor, expressly or by implication, by any person: (i) the approximate or exact length of time that the Investor will be required to remain a security holder of the Company; (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Company; or (iii) the possibility that the past performance or experience on the part of the Company or any affiliate, or any officer, director, employee or agent of the foregoing, might in any way indicate or predict the results of ownership of any Share or the potential success of the Company's operations.

     3.3 Purchase for Own Account. The Investor is the sole and true party in interest, is acquiring the Securities for his/her/its own account for investment, is not purchasing the Shares hereby for the benefit of any other person, and has no present intention of holding or managing the Shares with others or of selling, distributing or otherwise disposing of any portion of the Securities. The Investor is a citizen of the United States, is at least 21 years of age, and is a bona fide permanent resident of and is domiciled in the state set forth below the Investor's name on the signature page hereof.

     3.4 Disclosure and Review of Information. The Investor acknowledges and represents that he has reviewed and has been given a reasonable opportunity to review all documents, books and records of the Company pertaining to this investment, and has been supplied with all additional information concerning the Company and the Shares that has been requested by the Investor, has had a reasonable opportunity to ask questions of and receive answers from the Company or its representatives concerning this investment, and that all such questions have been answered to the full satisfaction of the Investor. The Investor has received, and acknowledges that he is receiving, no representations, written or oral, from the Company or its officers, directors, employees, attorneys or agents other than those contained in this Agreement. In making his decision to purchase the Securities, the Investor has relied solely upon his review of this Agreement, and independent investigations made by him or his representatives without assistance of the Company. Without limiting the generality of the foregoing, the Investor represents that he is the Chief Financial Officer of the Company and, as a result, as access to all books and records of the Company and is privy to all important information regarding the Company's business, status and prospects.

     3.5 Speculative Investment. The Investor understands that (i) he must bear the economic risk of the investment in the Securities for an indefinite period of time because the Shares have not been registered under the Securities Act or qualified under the Securities Act or the securities laws of any other jurisdiction and (ii) his investment in the Company represented by the Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The Investor has adequate means of providing for his current needs and possible contingencies, and is able to bear the high degree of economic risk of this investment, including, but not limited to, the possibility of the complete loss of the Investor's entire investment and the limited transferability of the Securities, which may make the liquidation of this investment impossible for the indefinite future.

     3.6 Accredited Investor Status. The Investor is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act, in that Investor is a director, executive officer, or general partner of the issuer of the securities being offered or sold, or is a director, executive officer, or general partner of a general partner of the issuer.

     3.7 Investment Experience. The Investor has experience as an investor in securities and acknowledges that he can bear the economic risk of his investment in the Shares. By reason of the Investor's business or financial experience or the business or financial experience of his professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Investor has the capacity to protect his own interests in connection with his purchase of the Shares. The Investor has the financial capacity to bear the risk of this investment and has received from the Company all information he has requested and considers necessary or appropriate for deciding whether to purchase the Shares. The Investor has not been organized solely for the purpose of acquiring the Shares.

     3.8 Restricted Securities. The Investor understands that the Shares are and will be "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that, under the Securities Act and applicable regulations thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Investor represents that he is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Investor further confirms and agrees that the Company is under no obligation to register the re-sale of the Shares under the Securities Act or any state securities laws.

     3.9 Legends. The Investor understands that the certificates evidencing the Shares will bear the legend set forth below, together with any other legends required by the laws of the State of Utah and any other state with jurisdiction:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STAEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IS IN EFFECT WITH RESPECT TO SUCH SECURITIES OR THE COMPANY HAS RECEIVED AN OPINION IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PROVIDING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, IS AVAILABLE.

The legend set forth above shall be removed by the Company from any certificate evidencing any of the Securities only (i) upon receipt by the Company of an opinion in form and substance satisfactory to the Company that such legend may be removed pursuant to Rule 144 promulgated under the Securities Act, or (ii) upon confirmation that a registration statement under the Securities Act is at that time in effect with respect to the legended Share and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the respective Share was issued.

     3.10 Indemnification. The Investor acknowledges that he understands the meaning and legal consequences of the representations and warranties set forth in Section 3 hereof and that the Company and the officers, directors, employees and agents of the Company have relied and will rely upon such representations and warranties. The Investor hereby agrees to indemnify and hold harmless the Company and each of its respective officers, directors, employees and agents from and against any and all loss, claim, damage, liability, cost or expense (including attorney's fees), joint or several, to which any such person may become subject due to or arising out of: (i) any breach by the Investor of any such representation or warranty; (ii) any inaccuracy in the representations and warranties hereinabove set forth; (iii) the disposition of any of the Securities by the Investor contrary to the foregoing representations and warranties; and
(iv) any action, suit, proceeding, demand, assessment or judgment incident to or based upon any of the matters so indemnified against. Notwithstanding the foregoing, however, no representation, warranty, acknowledgement or agreement made herein by the Investor shall in any manner be deemed to constitute a waiver of any rights granted to him under federal or state securities laws.

     3.11 Conditions of Closing. The obligations of the parties are subject to the fulfillment at or before Closing of each of the following conditions, any of which may be waived in writing by the Company and the Investor:

     3.12 Representations and Warranties. All representations and warranties of the parties contained in this Agreement shall be true and correct in all material respects at and as of the Closing with the same effect as though such representations and warranties were made at and as of the Closing (other than any representation or warranty that is expressly made as of a specified date, which shall be true and correct in all material respects as of such specified date only).

     3.13 Performance. Each of the Company and the Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by him on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

     3.14 Securities Law Compliance. All authorizations, approvals and permits, if any, of every governmental authority or regulatory body of the United States or of any state that is required in connection with the lawful offering, issuance and sale of the Securities pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

4.   Miscellaneous.

     4.1 Entire Agreement. This Agreement constitutes the entire contract between the Company and the Investor relative to the purchase and sale of the Securities and supersedes any and all prior or contemporaneous oral or written agreements, understandings and discussions with respect thereto.

     4.2 Expenses. Each of the Company and the Investor will bear his own legal and other fees and expenses in connection with the transactions contemplated in this Agreement.

     4.3 Governing Law; Consent to Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah. The Company and the Investor hereby irrevocably consent to the exclusive jurisdiction and venue of State and federal courts within Salt Lake City, Utah for any dispute arising out of this Agreement.

     4.4   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.5 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

     4.6 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, on the date of receipt if sent by telecopier or overnight courier, charges prepaid, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (b) if to the Investor, at the Investor's address as set forth below the Investor's name on the signature page of this Agreement, or at such other address as the Company or the Investor may designate by ten (10) days' advance written notice to the Investor or the Company, respectively.

     4.7 Survival of Representations and Warranties. The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and Closing; provided, however, that such representations and warranties are only made as of the date of such execution and delivery and as of such Closing.

     4.8 Amendments. Any term or provision of this Agreement may be amended and the observance of any term, condition, or provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by a written instrument signed by the Company and Investors purchasing a majority of the Shares being purchased hereunder.

     4.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were excluded and shall be enforceable in accordance with its terms.

     4.10 Acknowledgement as to Counsel. The parties acknowledge and agree that Parr Waddoups Brown Gee and Loveless has prepared this Agreement and the other documents contemplated hereby as counsel to the Company and not as counsel to the Investor and that the Investor is entitled to retain his or its own counsel at his or its own expense.



                            [signature page follows]

     IN WITNESS WHEREOF,  the parties hereto have executed or caused this Arkona
Inc.  Stock  Purchase   Agreement  to  be  executed  by  their  duly  authorized
representatives as of the date first written above.

                                  "Company"

                                  ARKONA, INC.,
                                  a Delaware corporation


                                  By: /s/ Alan Rudd
                                      ------------------------------------------
                                      Alan Rudd, its CEO


                                  Address:
                                          10757 South River Front Parkway, #400
                                          South Jordan, Utah 84095
                                          Fax: (801) 501-0701

                                  "Investor"

                                     /s/
                                     -------------------------------------------
                                     Leland H. Boardman, an individual


                                     Address:

                                            ____________________________________

                                            ____________________________________

                                            Facsimile (___)_____________________